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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:
441919AE7
Series Number of Class A-2 Certificates:
441919AF4
Original Sale Balance:             $474,825,000
 =


Servicer Certificate (Page 1 of 3)

Distribution Date:                                       05/20/99

Investor Certificateholder Floating Allocation             91.42%
Percentage
Investor Certificateholder Fixed Allocation                97.90%
Percentage

Aggregate Amount of  Collections                     5,798,277.73
Aggregate Amount of  Interest Collections            1,356,076.85
Aggregate Amount of  Principal Collections           4,442,200.88

Class A Interest Collections                         1,239,772.34
Class A Principal Collections                        4,237,271.40
Seller Interest Collections                            116,304.51
Seller Principal Collections                           204,929.48

Weighted Average Loan Rate                                 13.31%
Net Loan Rate                                              12.31%

Weighted Average Maximum Loan Rate                         19.67%

Class A-1 Certificate Rate                                  5.15%
Maximum Investor Certificate Rate                          12.31%
Class A-1 Certificate Interest Distributed             388,386.12
Class A-1 Investor Certificate Interest Shortfall            0.00
before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00

Class A-2 Certificate Rate                                  5.06%
Maximum Investor Certificate Rate                          12.31%
Class A-2 Certificate Interest Distributed              16,787.81
Class A-2 Investor Certificate Interest Shortfall            0.00
before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                   0.00

Maximum Principal Dist. Amount (MPDA)                4,349,114.56
Alternative Principal Dist. Amount (APDA)            4,237,271.40
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)      4,237,271.40

Principal  allocable to Class A-1                    4,058,793.29
Principal allocable to Class A-2                       178,478.11
SPDA deposited to Funding Account                            0.00

Accelerated Principal Distribution Amount                    0.00

APDA allocable to Class A-1                                  0.00
APDA allocable to Class A-2                                  0.00

Reimbursement to Credit Enhancer                             0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss          279,201.28
Amount
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss           12,277.37
Amount
Cumulative Investor Liquidation Loss Amount            291,478.65

Total Principal allocable to A-1                     4,337,994.57
Total Principal allocable to A-2                       190,755.48

Beginning Class A-1 Certificate Principal Balance   90,541,688.77
Beginning Class A-2 Certificate Principal Balance    3,981,298.93
Ending Class A-1 Certificate Principal Balance      86,203,694.20
Ending Class A-2 Certificate Principal Balance       3,790,543.45

Class A-1 Factor                                        0.1895316
Class A-2 Factor                                        0.1895272
Pool Factor (PF)                                        0.2094380

Servicer Certificate (Page 2 of  3)

Distribution Date:                                       05/20/99

Retransfer Deposit Amount                                    0.00
Servicing Fees Distributed                              80,787.98
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Aggregate Investor Liquidation Loss Amount             291,478.65
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                             106,040,154.06
Ending Pool Balance                                101,476,337.46
Beginning Invested Amount                           96,945,574.70
Ending Invested Amount                              92,416,824.65
Beginning Seller Principal Balance                   9,094,579.36
Ending Seller Principal Balance                      9,059,512.81
Additional Balances                                    204,929.48

Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans)
Principal Balance of Subsequent Loans                        0.00

Beginning Reserve Account Balance                    1,211,294.00
Ending Reserve Account Balance                       1,211,294.00

Beginning Seller Interest                                 7.7001%
Ending Seller's Interest                                  8.9277%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                          232
     Trust Balance                                   7,131,574.42
   60 - 89 days (Del Stat 2)
     No. of Accounts                                           63
     Trust Balance                                   1,609,892.32
   90+ days (Del Stat 3+)
     No. of Accounts                                          182
     Trust Balance                                   6,030,161.91
   270+ days (Del Stat 9+)
     No. of Accounts                                          117
     Trust Balance                                   3,777,819.73
   REO
     No. of Accounts                                           44
     Trust Balance                                   1,728,737.55

Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business Days              No
of Required Date ?
   Failure to perform covenant relating to                     No
Trust's Security Interest ?
   Failure to perform other covenants as                       No
described in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership                      No
relating to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                       05/20/99

Event of Default ?                                             No
   Failure by Servicer to make payment within 5                No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants              No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                      No
relating to Master Servicer ?
   Trigger Event ?                                             No

Policy Fee Distributed to Credit Enhancer (Paid               N/A
directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           321,233.99
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00

Application of Available Funds
     Aggregate Amount of Collections                 5,798,277.73
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                      80,787.98
     Prinicpal and Interest to Class A-1             4,726,380.69
     Prinicpal and Interest to Class A-2               207,543.29
     Seller's portion of Principal and Interest        321,233.99
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   462,331.78
     Total                                           5,798,277.73



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer


Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                       05/20/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation            91.4235%
Percentage
Class A Certificateholder Fixed Allocation               97.9045%
Percentage

Beginning Class A-1 Certificate Balance             90,541,688.77
Beginning Class A-2 Certificate Balance              3,981,298.93

Class A-1 Certificate Rate                               5.14750%
Class A-2 Certificate Rate                               5.06000%
Class A-1 Certificate Interest Distributed               0.853924
Class A-2 Certificate Interest Distributed               0.839391
Class A-1 Certificate Interest Shortfall                 0.000000
Distributed
Class A-2 Certificate Interest Shortfall                 0.000000
Distributed
Remaining Unpaid Class A-1 Certificate Interest          0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest          0.000000
Shortfall

Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed              9.537722
Class A-2 Certificate Principal Distributed              9.537774
   Maximum Principal Distribution Amount                 9.159405
   Scheduled Principal  Distribution Amount              8.923859
(SPDA)
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            0.613865
Distributed

Total Amount Distributed to Certificateholders          10.391037

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance                86,203,694.20
Ending Class A-2 Certificate Balance                 3,790,543.45

Class A-1 Factor                                        0.1895316
Class A-2 Factor                                        0.1895272
Pool Factor (PF)                                        0.2094380

Unreimbursed Liquidation Loss Amount                         0.00
Accrued Interest on Unreimbursed Liquidation Loss            0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                    0.00
Liquidation Loss Amount

Class A Servicing Fee                                   80,787.98

Beginning Invested Amount                           96,945,574.70
Ending Invested Amount                              92,416,824.65
Beginning Pool Balance                             106,040,154.06
Ending Pool Balance                                101,476,337.46

Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                       05/20/99

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                          232
     Trust Balance                                   7,131,574.42

   60 - 89 days (Del Stat 2)
     No. of Accounts                                           63
     Trust Balance                                   1,609,892.32

   90+ days (Del Stat 3+)
     No. of Accounts                                          182
     Trust Balance                                   6,030,161.91

   REO
     No. of Accounts                                           44
     Trust Balance                                   1,728,737.55

Aggregate Liquidation Loss Amount for Liquidated       230,210.06
Loans

Class A-1 Certificate Rate for Next Distribution    To be updated
Date
Class A-2 Certificate Rate for Next Distribution    To be updated
Date

Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00